UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 11, 2011

LoopNet, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52026	77-0463987
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

185 Berry Street, Suite 4000 San Francisco, CA 94107	94107
(Address of Principal Executive Offices)	(Zip Code)

(415) 243-4200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 11, 2011, LoopNet held a special meeting of stockholders to submit the following proposals to a vote of stockholders: (i) to adopt the Agreement and Plan of Merger (the “merger agreement”), dated as of April 27, 2011, among LoopNet, CoStar Group, Inc. (“CoStar”) and Lonestar Acquisition Sub, Inc., a wholly-owned subsidiary of CoStar, as amended, and (ii) to approve, by an advisory vote, the agreements and understandings of LoopNet and its named executive officers concerning compensation based on or otherwise related to the merger, and the aggregate total of all such compensation that may be paid or become payable to or on behalf of such executive officers. The adoption of the merger agreement required the affirmative vote of the holders of a majority of the outstanding shares of LoopNet’s common stock and Series A Convertible Preferred Stock entitled to vote at the meeting, voting together as a single class on an as-converted basis. The affirmative vote of holders of a majority of the votes cast at the special meeting and entitled to vote thereon was required to approve, by an advisory vote, the change in control severance payments. No vote was taken on the proposal to adjourn the special meeting because there were sufficient votes at the time of the special meeting to adopt the merger agreement.

At the special meeting, the stockholders adopted the merger agreement and approved, by an advisory vote, the change in control severance payments, by the votes set forth below:

Proposal 1: Adoption of the Merger Agreement

Votes For	Votes Against	Abstentions
30,533,895	110,244	4,537

Proposal 2: Approval of Change in Control Severance Payments

Votes For	Votes Against	Abstentions
27,515,116	2,989,644	143,916

Completion of the merger remains subject to the expiration or termination of the waiting period imposed by the Hart-Scott-Rodino Antitrust Improvement Act of 1976, and the satisfaction or waiver of the other closing conditions specified in the merger agreement.

Item 8.01.	Other Events

On July 11, 2011, LoopNet and CoStar issued a joint press release announcing that the stockholders of LoopNet had approved the adoption of the merger agreement at the special meeting of stockholders of LoopNet held on July 11, 2011. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference into this Item 8.01.

Cautionary Statements Regarding Forward-Looking Statements.

This Current Report on Form 8-K and the information incorporated by reference herein contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, the companies’ plans, objectives, expectations and intentions and other statements including words such as “anticipate,” “may,” “believe,” “expect,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology. Such statements are based upon the current beliefs and expectations of management of LoopNet and CoStar and are subject to significant risks and uncertainties. Actual results may differ materially from the results anticipated in the forward-looking statements. The following factors, among others, could cause or contribute to such differences: the risk that LoopNet and CoStar will be unable to comply promptly with the request for additional information received from the Federal Trade Commission (“FTC”) on June 30, 2011 and discussed in the Current Report on Form 8-K filed with the SEC on July 1, 2011; the possibility that conditions, divestitures or changes relating to the operations or assets of LoopNet and CoStar will be required to obtain required governmental clearances or approvals; the possibility that the Merger does not close, including, but not limited to, due to the failure to obtain governmental clearances or approvals; the risk that expected cost savings or other synergies from the Merger may not be fully realized or may take longer to realize than expected; the risk that the businesses of LoopNet and CoStar may not be combined successfully or in a timely and cost-efficient manner; the risk that business disruption relating to the Merger may be greater than expected; and failure to obtain any required financing on favorable terms. Additional factors that could cause results to differ materially from those anticipated in the forward-looking statements can be found in LoopNet’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 and CoStar’s Annual Report on Form 10-K for the year ended December 31, 2010 filed with the SEC, including in the “Risk Factors” section of each of these filings, and each company’s other filings with the SEC available at the SEC’s website (http://www.sec.gov). Neither LoopNet nor CoStar undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Important Information for LoopNet Stockholders

In connection with the proposed transaction, CoStar filed with the SEC, and the SEC declared effective, a Registration Statement on Form S-4 that included a preliminary proxy statement of LoopNet that also constituted a preliminary prospectus of CoStar. On June 7, 2011, CoStar filed a final prospectus and LoopNet filed a definitive proxy statement and LoopNet began mailing the proxy statement/prospectus to LoopNet stockholders, who approved the proposed transaction on July 11, 2011. LoopNet Stockholders are encouraged to read these materials as well as any other relevant documents filed with the SEC regarding the proposed transaction, because they contain important information regarding the proposed transaction. The registration statement and proxy statement/prospectus and other documents filed with the SEC by LoopNet are, or when filed will be, available free of charge at the SEC’s website at www.sec.gov, or by directing a request by mail to LoopNet, Inc., Attn: Secretary, 185 Berry Street, Suite 4000, San Francisco, California 94107, by telephone at (415) 243-4200, or from the investor relations section of LoopNet’s website at http://www.loopnet.com.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Item No.	Description

99.1	Joint Press Release of CoStar Group, Inc. and LoopNet, Inc., dated July 11, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LOOPNET, INC. (Registrant)

Date: July 11, 2011	By:	/s/ Brent Stumme
Brent Stumme Chief Financial Officer and Senior Vice President, Finance and Administration

Exhibit Index

Item No.	Description

99.1	Joint Press Release of CoStar Group, Inc. and LoopNet, Inc., dated July 11, 2011.